EXHIBIT 10.2

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (the “Second Amendment”), dated as of November 4, 2016, among REYNOLDS AMERICAN INC., a North Carolina corporation (the “Borrower”), the Subsidiary Guarantors (as defined in the Credit Agreement), the lenders (the “Lenders”) party to the Credit Agreement referred to below and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) under the Credit Agreement. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of December 18, 2014 (as amended by the First Amendment to Credit Agreement, dated as of October 21, 2015, and as may be further amended, restated, modified and/or supplemented to, but not including, the Second Amendment Effective Date (as defined below), the “Credit Agreement”);

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Borrower delivered to the Administrative Agent for distribution to the Lenders a Maturity Date Extension Request (the “Extension Request”), and each Lender party hereto has separately agreed to a one-year extension of the Final Maturity Date (the “Extension”) by providing a countersigned copy of the Extension Request to the Administrative Agent; and

WHEREAS, the Extension will become effective concurrently with this Second Amendment.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I– Amendments.

1. Subject to the satisfaction of the conditions set forth in Section II(9) hereof, the Credit Agreement is hereby amended as set forth below:

a. Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Write Down and Conversion Powers” means with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

“Second Amendment” means the Second Amendment to Credit Agreement, dated as of November 4, 2016, among the Loan Parties, each Lender party thereto and the Administrative Agent.

“Second Amendment Effective Date” means the date of the effectiveness of the Second Amendment in accordance with Section II(9) thereof.

b. Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Defaulting Lender” to (i) replace the text “or (d)” with “, (d)” and (ii) insert the following new text immediately prior to the “.” at the end thereof: “or (e) such Lender becomes the subject of a Bail-In Action”.

c. Article IX of the Credit Agreement is hereby amended by inserting the following new Section 9.18 immediately following Section 9.17 thereof:

9.18 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(1)

the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(2)	the effects of any Bail-In Action on any such liability, including, if applicable:

(a)	a reduction in full or in part or cancellation of any such liability;

(b)

a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(c)	the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

SECTION II – Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants that:

(a) this Second Amendment has been duly authorized, executed and delivered by each Loan Party party hereto, and constitutes a legal, valid and binding obligation of each Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b) at the time of and immediately after giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing; and

(c) the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date (except to the extent any such representation or warranty speaks only as of a previous date, in which case it was true and correct in all material respects on and as of such date); provided, that, any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates.

2. The Credit Agreement, as specifically amended by this Second Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

3. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

4. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

5. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as amended hereby.

7. This Second Amendment is a Loan Document.

8. Each Loan Party hereby expressly acknowledges the terms of this Second Amendment and reaffirms, as of the date hereof, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately prior to giving effect to this Second Amendment and the transactions contemplated hereby and (b) its guarantee of the Guaranteed Obligations under the Subsidiary Guarantee Agreement, as applicable.

9. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when:

(a) each of the Loan Parties, the Lenders and the Administrative Agent shall have executed and delivered a copy of this Second Amendment (including by way of email or facsimile transmission) of the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: Misha Ross (email: misha.ross@whitcase.com; Facsimile No.: (212) 354-8113);

(b) at the time of and immediately after giving effect to this Second Amendment, no Default or Event of Default shall have occurred and be continuing;

(c) the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date (except to the extent any such representation or warranty speaks only as of a previous date, in which case it was true and correct in all material respects on and as of such date); provided, that, any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates;

(d) The Administrative Agent shall have received a certificate, dated the Second Amendment Effective Date and signed by the president, a vice president or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (b) and (c) of this Section II(9); and

(e) The Administrative Agent shall have received all fees and other amounts due and payable to the Administrative Agent on or prior to the Second Amendment Effective Date, including, to the extent invoiced a reasonable time prior to the Second Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses of the Administrative Agent required to be reimbursed or paid by the Borrower pursuant to the terms of the Credit Agreement or as otherwise separately agreed in writing in connection with this Second Amendment and the related transactions.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered as of the date first above written.

REYNOLDS AMERICAN INC., as the Borrower

By:	/s/ Daniel A. Fawley
	Name:	Daniel A. Fawley
	Title:	Senior Vice President and Treasurer

R. J. REYNOLDS TOBACCO HOLDINGS, INC., as a Subsidiary Guarantor		R.J. REYNOLDS TOBACCO CO., as a Subsidiary Guarantor

By:	/s/ Daniel A. Fawley	By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley	Name:	Daniel A. Fawley
Title:	Senior Vice President and Treasurer	Title:	Vice President and Treasurer

Address for Notices:		Address for Notices:
P.O. Box 2866 401 N. Main St. Winston-Salem, NC 27102 Phone: 336-741-5500 Fax: 336-741-2998		401 N. Main St. Winston-Salem, NC 27101 Phone: 336-741-5000 Fax: 336-741-7598

REYNOLDS FINANCE COMPANY, as a Subsidiary Guarantor		CONWOOD HOLDINGS, INC., as a Subsidiary Guarantor

By:	/s/ Caroline M. Price	By:	/s/ Daniel A. Fawley
Name:	Caroline M. Price	Name:	Daniel A. Fawley
Title:	President	Title:	Vice President and Treasurer

Address for Notices:		Address for Notices:
Farmers Bank Building Suite 1402 301 N. Market Street Wilmington, DE 19801 Phone: 302-425-3550 Fax: 302-425-3554		401 N. Main St. Winston-Salem, NC 27101 Phone: 336-741-2000 Fax: 336-741-2998

R. J. REYNOLDS GLOBAL PRODUCTS, INC., as a Subsidiary Guarantor		AMERICAN SNUFF COMPANY, LLC, as a Subsidiary Guarantor

By:	/s/ Daniel A. Fawley	By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley	Name:	Daniel A. Fawley
Title:	Vice President and Treasurer	Title:	Vice President and Treasurer

Address for Notices: P.O. Box 688 401 N. Main St.		Address for Notices: 5106 Tradeport Dr. Memphis, TN 38141
Winston-Salem, NC 27102		Phone: 901-761-2050
Phone: 336-741-5500		Fax: 336-728-0396
Fax: 336-741-2998

ROSSWIL LLC, as a Subsidiary Guarantor		R. J. REYNOLDS TOBACCO COMPANY, as a Subsidiary Guarantor

By:	/s/ Daniel A. Fawley	By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley	Name:	Daniel A. Fawley
Title:	Vice President and Treasurer	Title:	Treasurer

Address for Notices:		Address for Notices:
401 N. Main St. Winston-Salem, NC 27101 Phone: 336-741-2000 Fax: 336-741-2998		P.O. Box 2959 401 N. Main St. Winston-Salem, NC 27102 Phone: 336-741-5000 Fax: 336-741-7598

REYNOLDS INNOVATIONS INC., as a Subsidiary Guarantor		RAI SERVICES COMPANY, as a Subsidiary Guarantor

By:	/s/ Daniel A. Fawley	By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley	Name:	Daniel A. Fawley
Title:	Treasurer	Title:	Senior Vice President and Treasurer

Address for Notices:		Address for Notices:
P.O. Box 685 401 N. Main St. Winston-Salem, NC 27102 Phone: 336-741-5700 Fax: 336-741-7598		P.O. Box 464 401 N. Main St. Winston-Salem, NC 27102 Phone: 336-741-4500 Fax: 336-741-2998

SANTA FE NATURAL TOBACCO COMPANY, INC., as a Subsidiary Guarantor

By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley
Title:	Vice President and Treasurer

Address for Notices:
One Plaza La Prensa Santa Fe, NM 87507 Phone: 505-982-4257 Fax: 505-986-8445

LORILLARD LICENSING COMPANY LLC, as a Subsidiary Guarantor

By:	/s/ Daniel A. Fawley
Name:	Daniel A. Fawley
Title:	Treasurer

Address for Notices:
401 N. Main St. Winston-Salem, NC 27102 Phone: 336-741-5700 Fax: 336-741-7598

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Executive Director

JPMORGAN CHASE BANK, N.A. as a Lender and as an Issuing Bank

By:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Executive Director

CITBANK, N.A. as a Lender and as an Issuing Bank

By:	/s/ Michael Vondriska
	Name:	Michael Vondriska
	Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Authorized Signatory

By:	/s/ Lingzi Huang
	Name:	Lingzi Huang
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

FIFTH THIRD BANK, as a Lender

By:	/s/ Mary J. Ramsey
	Name:	Mary J. Ramsey
	Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Annie Carr
	Name:	Annie Carr
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Mizuho Bank, Ltd., as a Lender

By:	/s/ James Fayen
	Name:	James Fayen
	Title:	Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Nikhil Madhok
	Name:	Nikhil Madhok
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Michael Grad
	Name:	Michael Grad
	Title:	Director

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jessica F. Sidhom
	Name:	Jessica F. Sidhom
	Title:	Managing Director

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Beth Rue
	Name:	Beth Rue
	Title:	Director

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

AGFIRST FARM CREDIT BANK, as a Lender

By:	/s/ Steven J. O’Shea
	Name:	Steven J. O’Shea
	Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The Bank of New York Mellon Corporation, as a Lender

By:	/s/ Daniel Koller
	Name:	Daniel Koller
	Title:	Authorized Signatory

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

UNITED FCS, PCA, as a Lender

By:	/s/ Daniel J. Best
	Name:	Daniel J. Best
	Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

FARM CREDIT BANK OF TEXAS, as a Lender

By:	/s/ Alan Robinson
	Name:	Alan Robinson
	Title:	Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, AMONG REYNOLDS AMERICAN INC., EACH LENDER PARTY TO THE CREDIT AGREEMENT AND JP MORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Northern Trust Corporation, as a Lender

By:	/s/ John Canty
	Name:	John Canty
	Title:	Senior Vice President